SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
    (Exact name of registrant as specified in its charter)

          MASSACHUSETTS              1-5324           04-2147929
         --------------              ------        ---------------
(State or other jurisdiction of   (Commisson       (I.R.S. Employer
        organization)             File Number)       incorporation
                                                or Identification No.)

 ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD MASSACHUSETTS 01105
   -----------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e- 4(c))


SECTION 8   -  OTHER EVENTS

Item 8.01      Other Events

     On September 15, 2004, Northeast Utilities announced that John H. Forsgren, vice chairman of the board, executive vice president and chief financial officer, will retire effective January 1, 2005. At that time, David R. McHale, NU vice president and treasurer, will be promoted to senior vice president and chief financial officer. Randy A. Shoop, NU assistant treasurer, will become vice president and treasurer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit        Description

                 Exhibit 99     Northeast Utilities News Release
                                dated September 15, 2004.

                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHEAST UTILITIES
                                   (Registrant)


                                   By: /s/ Randy A. Shoop
                                       Name:  Randy A. Shoop
                                       Title: Assistant Treasurer -
                                              Finance



Date: September 15, 2004